Exhibit 10.1

FORFEITURE AND REDEMPTION AGREEMENT

This FORFEITURE AND REDEMPTION AGREEMENT (this “Agreement”) is entered into as of October 2, 2023 (the “Agreement Date”) by and among SEP Acquisition Corp., a Delaware corporation (“SEPA”), Mercury Sponsor Group I LLC, a Delaware limited liability company (the “Sponsor”), and SANUWAVE Health, Inc., a Nevada corporation (“SANUWAVE”). SEPA the Sponsor and SANUWAVE are collectively referred to herein as the “Parties” and individually as a “Party”. All capitalized terms used but not defined herein shall have the respective meanings specified in the Merger Agreement (as defined herein).

WHEREAS, on August 23, 2023, SEPA, SEP Acquisition Holdings Inc., a Nevada corporation and a wholly-owned subsidiary of SEPA (the “Merger Sub”), and SANUWAVE, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, the Merger Sub will merge with and into SANUWAVE, with SANUWAVE continuing as the surviving corporation following the Merger as a wholly-owned subsidiary of SEPA (the “Business Combination”);

WHEREAS, pursuant to the terms and subject to the conditions of the Merger Agreement, the board of directors of SEPA (the “Board of Directors”) has recommended its stockholders approve an amendment to the Amended and Restated Certificate of Incorporation of SEPA, dated July 27, 2021, as amended on December 20, 2022 (the “Current Charter”), to adjust the conversion ratio so that shares of Class B common stock, par value $0.0001 per share, of SEPA (“Class B Common Stock”) shall be convertible into shares of Class A common stock, par value $0.0001 per share, of SEPA (“Class A Common Stock”) on a 1:0.277 basis instead of a 1:1 basis (the “Charter Amendment”);

WHEREAS, SEPA acknowledges that SANUWAVE’s consent is required to effectuate the Charter Amendment pursuant to Section 5.4(b)(i) of the Merger Agreement;

WHEREAS, it is a condition to consummation of the transactions contemplated by the Merger Agreement that SEPA’s shares be listed on Nasdaq;

WHEREAS, in order to bring SEPA into compliance with Nasdaq Listing Rule 5550(b)(2), which requires a listed company to have a minimum Market Value of Listed Securities of at least $35 million, the Sponsor has agreed to convert 2,415,375 shares of Class B Common Stock into 2,415,375 shares of Class A Common Stock (the “Converted Shares”) on a 1:1 basis, pursuant to Section 4.3(b)(i) of the Current Charter (the “Conversion”);

WHEREAS, in order to conform with the terms and conditions of the Merger Agreement, the Sponsor desires to agree to forfeit 1,746,316 shares (the “Forfeited Shares”) of Class A Common Stock (the “Forfeiture”) following the Conversion and contingent upon and effective immediately prior to the closing of the Business Combination (the “Closing”), and SEPA desires to redeem the Forfeited Shares in exchange for no consideration (the “Redemption”) contingent upon and effective immediately prior to the Closing; and

WHEREAS, SEPA and the Sponsor acknowledge that any shares of capital stock of SEPA that the Sponsor beneficially owns, holds or otherwise has voting power are currently subject to the restrictions set forth in the Sponsor Voting Agreement, dated August 23, 2023, by and among the Parties (the “Sponsor Voting Agreement”), from the date of the Sponsor Voting Agreement until the Sponsor Voting Agreement is terminated in accordance with its terms.

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree, intending to be legally bound, as follows:

1.            Trust Account Waiver. The Sponsor acknowledges that SEPA has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (“IPO”) and certain proceeds of the private placement consummated simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SEPA’s public stockholders. The Sponsor hereby agrees (on its own behalf and on behalf of its affiliates and related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account with respect to the Converted Shares, and it shall not make any claim against the Trust Account with respect to the Converted Shares, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement, the Merger Agreement, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability.

2.            Forfeiture. The Sponsor hereby agrees that, contingent upon and effective immediately prior to the Closing and without any further action by the Sponsor, the Forfeited Shares shall automatically be forfeited to SEPA for no consideration. The Sponsor agrees that SEPA shall accept the Forfeited Shares and redeem such shares in exchange for no consideration contingent upon and effective immediately prior to the Closing.

3.            Redemption. SEPA hereby agrees to accept the Forfeited Shares and to redeem such Forfeited Shares for no consideration contingent upon and effective immediately prior to Closing.

4.            Representations and Warranties of the Sponsor. The Sponsor represents and warrants to SEPA as follows:

(a)            The Sponsor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder.

(b)            The Sponsor, in making the decisions to enter into this Agreement and to forfeit the Forfeited Shares, has not relied upon any oral or written representations or assurances from SANUWAVE, SEPA or any of their respective officers, directors, partners, or employees or any other representatives or agents.

(c)            The Sponsor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Sponsor’s own legal counsel and investment and tax advisors, has sought such accounting, legal and tax advice as the Sponsor has considered necessary to make an informed decision with respect to the transactions contemplated by this Agreement, and has not received and is not relying on any statement, representation or warranty made by any person, firm or corporation (including without limitation SANUWAVE, SEPA or their Affiliates) in connection with the transactions contemplated by this Agreement.

(d)            The execution, delivery and performance of this Agreement by the Sponsor and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Sponsor and no other actions or proceedings on the part of the Sponsor are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes the legal, valid and binding obligations of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(e)            No filing with, or notification to, any Governmental Authority, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by the Sponsor, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by the Sponsor, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the organizational documents of the Sponsor, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract or obligation to which the Sponsor is a party or by which the Sponsor or any of its assets may be bound, or (iii) violate any applicable Law or Order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair the Sponsor’s ability to perform its obligations under this Agreement in any material respect.

5.            Termination. This Agreement shall terminate and be of no further force or effect upon the earliest to occur of (a) the termination of the Merger Agreement pursuant to and in compliance with the terms therein, or (b) the mutual written agreement of each of the Parties to terminate this Agreement. Upon such termination, no Party shall have any further obligations hereunder; provided that (i) this Section 5, Section 7, Section 8 and Section 9 shall survive any termination of this Agreement and (ii) the termination of this Agreement shall not prevent any Party hereunder from seeking any remedies (at law or in equity) against another Party or relieve such Party from liability for such Party’s breach of any terms of this Agreement.

6.            Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Sponsor makes no agreement or understanding herein in any capacity other than in the Sponsor’s capacity as a record holder and beneficial owner of the Forfeited Shares, and not in the Sponsor’s capacity as a fiduciary of SEPA or any of its Affiliates, as applicable, and (b) nothing herein will be construed to limit or affect any action or inaction by the Sponsor or any representative of the Sponsor serving as a member of the Board of Directors or the board of directors of SEPA’s Affiliates or as an officer, employee or fiduciary of SEPA or its Affiliates, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of SEPA or such Affiliate.

7.            Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the Persons that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Notwithstanding the foregoing, nothing in this Section 7 shall limit, amend or waive any rights or obligations of any party to this Agreement, the Merger Agreement, or any Ancillary Documents.

8.            Grant of Power of Attorney.

(a)            At the time of the Closing, in the event that the Sponsor fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 2, the Sponsor hereby irrevocably and unconditionally grants to, and appoints, SEPA’s transfer agent and any of its respective designees, as the Sponsor’s attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Sponsor, to forfeit or to cause to be forfeited the Forfeited Shares.

(b)            The Sponsor hereby represents that there are no other powers of attorney with respect to the Forfeited Shares.

(c)            The Sponsor hereby affirms that the irrevocable power of attorney set forth in this Section 8 is given in connection with the Closing of the Business Combination, and that such irrevocable power of attorney is given to secure the performance of the duties of the Sponsor under this Agreement. The Sponsor hereby further affirms that the irrevocable power of attorney is coupled with an interest and, except as set forth in this Section 8, is intended to be irrevocable.

9.            Miscellaneous.

(a)            This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. No Party may assign any or all of its rights under this Agreement without obtaining the consent or approval of the other Parties.

(b)            Nothing contained in this Agreement or in any instrument or document executed by any Party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

(c)            This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or U.S. federal court located in the State of Delaware (or in any appellate court thereof)) (the “Specified Courts”). Each Party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of any Specified Court, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party. Nothing in this Section 9(c) shall affect the right of any Party to serve legal process in any other manner permitted by applicable law.

(d)            EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(D).

(e)            Any term of this Agreement may be amended and the obligations of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Parties. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(f)            The Sponsor and SEPA expressly acknowledge that any breach by them or their Affiliates of this Agreement may be irreparably detrimental to SANUWAVE. Therefore, the Sponsor and SEPA agree to be responsible for any breach by them or their Affiliates of this Agreement. It is further understood and agreed that money damages may not be a sufficient remedy for any breach of this Agreement and that SANUWAVE shall be entitled to specific performance and other injunctive or equitable relief as a remedy for any such breach, without proof of actual damages and without the requirement of posting a bond or other security. The Sponsor and SEPA agree not to oppose the granting of such relief. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement, but shall be in addition to all other remedies available to SANUWAVE at law or in equity.

(g)            In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(h)            This Agreement (together with the Merger Agreement to the extent referred to herein) constitutes the full and entire understanding and agreement among the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Merger Agreement or any Ancillary Document.

(i)             This Agreement may also be executed and delivered by facsimile or electronic signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SEPA:

SEP ACQUISITION CORP.

By:	/s/ R. Andrew White
Name: R. Andrew White
Title: Chief Executive Officer

[Signature page to Forfeiture and Redemption Agreement]

SPONSOR:

Mercury Sponsor Group I LLC

By:	/s/ R. Andrew White
Name: R. Andrew White
Title: Authorized Person

 [Signature page to Forfeiture and Redemption Agreement]

SANUWAVE:

SANUWAVE HEALTH, INC.

By:	/s/ Morgan C. Frank
Name: Morgan C. Frank
Title: Chief Executive Officer

 [Signature page to Forfeiture and Redemption Agreement]